SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUNDS:

Deutsche LifeCompass Retirement Fund
Deutsche LifeCompass 2015 Fund
Deutsche LifeCompass 2020 Fund
Deutsche LifeCompass 2030 Fund
Deutsche LifeCompass 2040 Fund

The following information is added to the disclosure contained in Part I: APPENDIX I-K – UNDERLYING FUNDS OF DWS LIFECOMPASS RETIREMENT FUND (now known as Deutsche LifeCompass Retirement Fund), DWS LIFECOMPASS 2015 FUND (now known as Deutsche LifeCompass 2015 Fund), DWS LIFECOMPASS 2020 FUND (now known as Deutsche LifeCompass 2020 Fund), DWS LIFECOMPASS 2030 FUND (now known as Deutsche LifeCompass 2030 Fund), AND DWS LIFECOMPASS 2040 FUND (now known as Deutsche LifeCompass 2040 Fund), in  the funds’ Statement of Additional Information:

Deutsche CROCI® Sector Opportunities Fund
Deutsche Emerging Markets Frontier Fund

Please Retain This Supplement for Future Reference

October 9, 2014
SAISTKR-166